EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186	Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

NEWS

Vista Gold Corp. Announces the Results of its 2013 Meeting of Shareholders

Denver, Colorado, May 1, 2013 — Vista Gold Corp. (TSX & NYSE MKT: VGZ) (“Vista” or the “Company”) is pleased to announce the results of its 2013 annual general and special meeting of shareholders (the “Meeting”) held in Vancouver, British Columbia on April 30, 2013.  At the Meeting, all nominees listed in the management information and proxy circular for the Meeting were elected as directors of the Company.  Detailed results of the vote by ballot are as follows:

Nominee	Votes For (Number)	Votes For (Percent)	Votes Withheld (Number)	Votes Withheld (Percent)
John M. Clark	33,980,894	94.09%	2,132,854	5.91%
Frederick H. Earnest	34,828,480	96.44%	1,285,268	3.56%
W. Durand Eppler	21,231,887	58.79%	14,881,861	41.21%
C. Thomas Ogryzlo	19,340,587	53.55%	16,773,161	46.45%
Michael B. Richings	34,491,114	95.51%	1,622,634	4.49%
Tracy A. Stevenson	33,976,248	94.08%	2,137,500	5.92%

In addition, at the Meeting, shareholders reappointed PricewaterhouseCoopers LLP as auditors of the Company and passed a special resolution authorizing the Company to continue into British Columbia and to adopt constating documents that comply with the Business Corporations Act (British Columbia).

The formal Report of Voting Results with respect to all matters voted upon at the Meeting will be filed on SEDAR at www.sedar.com.

About Vista Gold Corp.

Vista is focused on the development of the Mt. Todd gold project in Northern Territory, Australia, to achieve its goal of becoming a gold producer. Vista has completed a preliminary economic assessment on its Guadalupe de los Reyes gold/silver project in Mexico and has granted Invecture Group, S.A. de C.V. a right to earn a 62.5% interest in the Los Cardones gold project, in Mexico. Vista’s other holdings include the Awak Mas gold project in Indonesia, subject to One Asia Resources Ltd.’s right to earn an 80% interest, and the Long Valley gold project in California. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, the filing of the formal Report of Voting Results on SEDAR, Vista’s goal of becoming a gold producer, the potential exercise of existing earn-in rights and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking information and the forward-looking information contained in this press release include the following: results of feasibility studies, mineral resource and reserve estimates, exploration and assay results, terms and conditions of our agreements with contractors and our approved business plan. When used in this press release, the words “optimistic,” “potential,” “indicate, “ “expect,” intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource estimates, estimates of results based on such resource estimates; risks relating to completing metallurgical testing; risks relating to cost increases for capital and operating costs; risks related to the timing and the ability to obtain the necessary permits, risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s Annual Report Form 10-K as filed on March 14, 2013 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Company’s website at www.vistagold.com.